                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: June 24, 2003
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.
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        Delaware                                         36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

    201 North Tryon Street, Charlotte, North Carolina, 28255
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Address of principal executive offices                            (Zip Code)


                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.   Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.      Financial Statements and Exhibits

             (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
      (99)                                  Computational Materials prepared by
                                            Banc of America Securities LLC in
                                            connection with Bank of America
                                            Mortgage Securities, Inc., Mortgage
                                            Pass-Through Certificates, Series
                                            2003-5.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANK OF AMERICA MORTGAGE
                                            SECURITIES, INC.

June 24, 2003

                                            By:  /s/ Judy Lowman
                                                 ----------------------
                                                 Name:  Judy Lowman
                                                 Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.                Description                            Electronic (E)
-----------                -----------                            --------------
   (99)                    Computational Materials                 P
                           prepared by Banc of
                           America Securities
                           LLC in connection
                           with Bank of America
                           Mortgage Securities, Inc.,
                           Mortgage Pass-Through
                           Certificates, Series 2003-5.